Exhibit 10.11

QUEENSLAND LAND REGISTRY	SURRENDER OF FREEHOLD LEASE	Form 8 Version 4
Land Title Act 1994, Land Act 1994 and Water Act 2000	OR SUBLEASE

Dealing Number	Duty Imprint
OFFICE USE ONLY
Privacy Statement
Collection of this information is authorised by the Land Title Act 1994 the Land Act 1994 and the Water Act 2000 and is used to maintain the publicly searchable registers in the land registry and the water register. For more information about privacy in NR&W see the department’s website.

1.	Dealing number of instrument being surrendered	Lodger (Name, address & phone number)	Lodger
	Lease 706009811	Deacons	Code
Level 17, 175 Eagle Street
Brisbane QLD 4000
3309 0888

2.	Lot on Plan Description	County	Parish	Title Reference

	Lot 108 on CP SL 7249	Stanley	Woogaroo	15798160

3.	Lessor

Mulitplex Carole Park Landowner Pty Limited ABN 15 784 033 895

4.	Lessee

James Hardie Australia Pty Limited ACN 084 635 558

5.	Surrender/Execution

a)	Surrender of Freehold Lease/Sublease

*Full Surrender The lease/sublease in item 1 is surrendered from 19 November 2007
*~~Partial Surrender The lease/sublease in item 1 is surrendered from / / .~~
~~*so far as relates to the land in item 2.~~
~~*so far as relates to part of the leased area.~~
OR

b)	Surrender of Land Act Sublease
~~*I surrender all my right title and interest in the sublease in item 1 as from / / .~~

* delete if not applicable
Witnessing officer must be aware of his/her obligations under section 162 of the Land Title Act 1994

/s/ Bruce J.W. Potts	signature		Executed for and on behalf of James Hardie Australia Pty Limited by its attorney, Joanne Marchione, under power of attorney registered number 707564405 dated 12 March 2004

Bruce J. W. Potts	full name

Solicitor NSW	qualification	18/10/2007	/s/ Joanne Marchione

Witnessing Officer	Execution Date	Lessee’s Signature

(Witnessing officer must be in accordance with Schedule 1 of the Land Title Act 1994 eg Legal Practitioner, JP, C Dec)	~~Mulitplex Carole Park Landowner Pty Limited ABN 15 784 033 895 by its attorney  under power of attorney~~ James Hardie Australia Pty Limited ABN 084 635 558

6.	Acceptance

The lessor accepts this surrender.

/s/ Ian Robert O’Toole

Director
/s/ Alex Carrodus

18/10/2007	Secretary
Execution Date	Lessor’s Signature
~~James Hardie Australia Pty Limited ACN 084 635 558~~ Multiplex Carole Park Landowner Pty Limited ABN 15 784 033895

Dated 19 October 2007
Deed of Surrender of Lease
Parties
Multiplex Carole Park Landowner Pty Limited
ABN 15 784 033 895
(Landlord)
James Hardie Australia Pty Limited
ACN 084 635 558
(Tenant)
James Hardie Industries N.V.
ARBN 097 829 895
(Guarantor)

Contact

Julian Olley
Partner
1 Alfred Street, Circular Quay, Sydney NSW 2000
Telephone:	+61 (0)2 9330 8184
Email:	julian.olley@deacons.com.au
Website:	www.deacons.com.au

Contents

1. Definitions and interpretation	2
2. Surrender	4
3. Surrender Conditional	4
4. Releases	5
5. Limitation of liability	5
6. Administrative provisions	6
7. GST	8
8. Testing and Remediation Works	8
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Deed dated 19 October 2007

Parties	Multiplex Carole Park Landowner Pty Limited ABN 15 784 033 895 as trustee for the Multiplex
Carole Park Landowning Trust
of 1 Kent Street, Sydney NSW 2000
(Landlord)

James Hardie Australia Pty Limited ACN 084 635 558
of Level 3, 22 Pitt Street Sydney NSW 2000
(Tenant)

James Hardie Industries N.V. ARBN 097 829 895
c/- Level 3, 22 Pitt Street Sydney NSW 2000
(Guarantor)
Introduction
A.	The Landlord is the registered proprietor of the Property.

B.	The Landlord leases to the Tenant the Premises pursuant to the Lease.

C.	The Tenant has agreed to surrender the Lease and the Premises on the Surrender Date and the Landlord has agreed to accept the surrender.

D.	On the Surrender Date, the Lease will be surrendered by operation of Law.

E.	There is no contract of sale between the Landlord and the Tenant and no premium or other consideration was paid in respect of the surrender of the Lease.
It is agreed
1.	Definitions and interpretation

1.1	Definitions

In this Deed:
(1)	Deed means this document, including any schedule or annexure to it;

(2)	Property means the land described in certificate of title reference 15798160 known as Cnr Cobalt and Silica Streets, Carole Park Queensland;

(3)	Lease means lease dealing no. 706009811 (as varied);

(4)	New Lease means the proposed lease and licence of the New Premises to the Tenant, on terms of the lease annexed to this Deed as Annexure A;

(5)	New Premises means the premises and the licensed areas as defined in the New Lease;
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(6)	Premises means the premises demised under the Lease;

(7)	Surrender Date means 19 November 2007 ;

(8)	Surrender of Lease means the surrender of lease form attached as Annexure B to this Deed; and

(9)	Trust means the Multiplex Carole Park Landowning Trust.
1.2	Interpretation

In this Deed:
(1)	reference to a person includes any other entity recognised by law and vice versa;

(2)	words importing the singular number include the plural number and vice versa;

(3)	words importing one gender include every gender;

(4)	reference to any party to this Deed includes that party’s executors, administrators or permitted assigns, or being a company, its successors or permitted assigns;

(5)	an agreement, representation, or warranty by two or more persons binds them jointly and severally;

(6)	an agreement, representation, or warranty in favour of two or more persons is for the benefit of them jointly and severally;

(7)	reference to a statute, ordinance, code, or other law includes regulations and other instruments under it and consolidations, amendments, re-enactments, or replacements of it;

(8)	reference to an item is reference to the corresponding item in the Schedule;

(9)	reference to the Schedule or an Annexure means the Schedule and Annexures attached to and forming part of this Deed;

(10)	reference to a thing includes the whole and each part;

(11)	reference to any body (including an institute, association or authority) which ceases to exist; or whose powers or functions are transferred refers to the body that replaces it or substantially succeeds to its powers or functions;

(12)	each example is descriptive only and not exhaustive;

(13)	clause headings are for reference purposes only.
1.3	Words used in Lease

Capitalised words used in this Deed but not defined have the same meaning as in the Lease.
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2.	Surrender

2.1	Surrender

Subject to clause 3 of this Deed, the Landlord and Tenant acknowledge that:
(1)	as at the Surrender Date the Tenant surrenders all of its interest in the Lease and the Premises and the Landlord accepts that surrender; and

(2)	up to the Surrender Date, the Tenant must comply with and perform all the agreements and obligations of the Tenant under the Lease; and

(3)	up to the Surrender Date, the Landlord must comply with and perform all agreements and obligations of the Landlord under the Lease.
2.2	Vacating

Despite clause 2.1(2), the Landlord and Tenant both acknowledge that, as the New Lease deals with the leasing and licensing of the New Premises, which includes parts of the Premises, the Tenant is not required to yield up or make good that part of the Premises which forms part of the New Premises, in accordance with the provisions of the Lease but may remain in occupation immediately after the Surrender Date under the terms and conditions of the New Lease.

2.3	Tenant’s Property

Despite the surrender of the Lease referred to in Clause 2.1 and any other provisions of this Deed, the Landlord and Tenant agree that the Tenant retains title to all of the “Lessee’s Fitout and Fittings” (as defined in the Lease) which is the property of the Tenant, immediately before the Surrender Date, and otherwise subject to the terms of the New Lease.

2.4	Yielding up

If the Tenant gives notice to any sublessee of that part of the Premises which is not included as part of the New Premises (Non-leased Area) requiring the sublessee to vacate and yield up the Non-leased Area, the Landlord may not make any Claim against the Tenant for failing to yield up the Non-leased Area on the Surrender Date if a sublessee is still in occupation of the Non-leased Area.

3.	Surrender Conditional

3.1	Conditions

This Deed (clause 3.2 excepted) is conditional on the Landlord receiving all of the following:
(1)	this Deed (in duplicate) properly executed by the Tenant and the Guarantor;

(2)	payment of any arrears payable by the Tenant in respect of the period up to and including the Surrender Date;

(3)	the New Lease (in duplicate) properly executed by the Tenant and the Guarantor together with evidence that the Tenant has effected the insurances required under the New Lease; and
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(4)	the Surrender of the Lease in registrable form (other than the payment of any stamp duty)
3.2	Tenant to provide documents

The Tenant must:
(1)	provide to the Landlord:
(a)	the documents referred to in clause 3.1(1) on the date of this Deed; and

(b)	the payment referred to in clause 3.1(2) as soon as possible and, in any event, on or before the Surrender Date;
(2)	procure that the documents referred to in clauses 3.1(3) and (4) are provided to the Landlord on the date of this Deed.
3.3	Landlord to stamp and register documents

The Landlord will, at its own cost, use its best endeavours to:
(1)	execute the Surrender of Lease and the New Lease; and

(2)	lodge the Surrender of Lease and the New Lease for stamping (if required) and registration,

within 30 days after this Deed has been entered into by the parties.
3.4	Landlord’s waiver

The Landlord may, by notice in writing to the Tenant, waive (in whole or in part) the conditions referred to in clause 3.1.
4.	Releases

4.1	Release of Landlord

With effect from the Surrender Date, the Landlord is released from and against all Claims whatever which the Tenant and/or the Guarantor may have had or might then or after the Surrender Date have maintained against the Landlord in respect of or in any way arising from the Lease after the Surrender Date.

4.2	Release of Tenant and Guarantor

With effect from the Surrender Date, the Tenant and the Guarantor are both released from and against all Claims whatever which the Landlord may have had or might then or after the Surrender Date have maintained against the Tenant and/or the Guarantor in respect of or in any way arising from the Lease after the Surrender Date.

5.	Limitation of liability

5.1	Capacity

The Lessor enters into this Deed only in its capacity as trustee of the Trust (Trustee).

5.2	Limitation
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Subject to clause 5.4:
(1)	a liability arising under or in connection with this Deed (or the transactions contemplated by it) is limited and can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability; and

(2)	the limitation in clause 5.2(1) applies despite any other provisions of this Deed.
5.3	No action

Subject to clause 5.4 no party shall:
(1)	sue the Trustee in any capacity other than as Trustee of the Trust;

(2)	seek to appoint or take any steps to procure or support the appointment of a receiver, a receiver and manager, a liquidator, a provisional liquidator, an administrator or similar person to the Trustee or prove in any liquidation, administration or arrangement of or affecting the Trustee (except in relation to the property of the Trust);

(3)	enforce or seek to enforce any judgment in respect of any liability arising under or in connection with this Deed (or the transactions contemplated by it) against any property of the Trustee other than property held by the Trustee as responsible entity of the Trust.
5.4	Extent of limitation

The limitations in clauses 5.1, 5.2 and 5.3 do not apply to any liability of the Trustee to the extent that the liability is not satisfied because, under the constitution of the Trust or by operation of law there is a reduction in the extent of the Trustee’s indemnification out of the assets of the Trust, as a result of the Trustee’s fraud, negligence or breach of trust
6.	Administrative provisions

6.1	Notices
(1)	Any notice, approval, request, demand or other communication (notice) to be given for the purposes of this Deed must be in writing and must be:
(a)	served personally; or

(b)	sent by ordinary or registered post — person to person mail (airmail if overseas) to the address of the party specified in this Deed (or such other address as that party notifies in writing); or

(c)	sent by facsimile transmission to the facsimile number of that party specified in this Deed, (or such other facsimile number as that party notifies in writing).
(2)	A notice given:
(a)	personally will be served on delivery;

(b)	by post will be served seven days after posting;
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(c)	by facsimile transmission will be served on receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in its entirety to the facsimile number specified in this Deed or such other number as may have been notified by the receiving party. If the facsimile has not been completely transmitted by 5:00 pm (determined by reference to the time of day at the recipient’s address) it will be deemed to have been served on the next day.
6.2	Governing Law

This Deed will be governed by the laws of Queensland. The parties submit to the non-exclusive jurisdiction of the courts of that state.
6.3	Waiver

The failure or omission of the Landlord at any time to:
(1)	enforce or require the strict observance of or compliance with any provision of this Deed; or

(2)	exercise any election or discretion under this Deed,
will not operate as a waiver of them or the rights of the Landlord, whether express or implied, arising under this Deed.
6.4	Further Assurance

Each party must sign, execute and complete all additional documents which may be necessary to effect, perfect, or complete the provisions of this Deed and the transactions to which it relates.

6.5	Severability

If any part of this Deed is or becomes illegal, invalid or unenforceable in any relevant jurisdiction, the legality, validity or enforceability of the remainder of the Deed will not be affected and this Deed will be read as if the part had been deleted in that jurisdiction only.

6.6	No Representations

No oral explanation or information provided by any party to another will affect the meaning or interpretation of this Deed or constitute any collateral agreement, warranty or understanding between any of the parties.

6.7	Merger

The obligations contained in this Deed will continue until satisfied in full.

6.8	Execution by Counterparts

This Deed may consist of one or more counterpart copies and all counterparts will, when taken together, constitute the one document.

6.9	Stamp Duty and Costs
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(1)	The Landlord shall pay the Tenant’s reasonable legal costs arising out of the preparation, negotiation and execution of this Deed, the Surrender of Lease and the New Lease.

(2)	The Landlord shall pay any registration fees chargeable on the registration of the Surrender of Lease and the New Lease.

(3)	The Landlord shall pay any survey fees payable with respect to any plans necessary to enable the registration of the Surrender of Lease and the New Lease.

(4)	The Landlord shall pay any stamp duty on this Deed and the Surrender of Lease.
7.	GST

7.1	GST exclusive value

Except where the relevant supply is not a taxable supply or express provision is made to the contrary, and subject to this clause 7, the consideration for the supply payable by any party under this Deed excludes GST.

7.2	Ability to pass on GST

If a party makes a taxable supply in connection with this Deed for a consideration which excludes GST the party liable to pay for the taxable supply must also pay, within 14 days of receipt of a tax invoice under clause 7.4 or at the same time as the GST exclusive value is otherwise payable (whichever is later) and in the same manner as the consideration, an amount equal to the GST payable in respect of the taxable supply.

7.3	Reimbursements

If this Deed requires a party (“First Party”) to pay, reimburse or contribute to an amount paid or payable by another party (“Second Party”) in respect of an acquisition from a third party for which the Second Party is entitled to claim an input tax credit, the amount required to be paid, reimbursed or contributed by the First Party will be the GST exclusive value of the acquisition by the Second Party. However, nothing in this clause 7.3 shall limit the operation of clause 7.2.

7.4	Tax Invoice

A party’s right to payment under clause 7.2 is subject to a valid tax invoice being delivered to the party liable to pay for the taxable supply.

8.	Testing and Remediation Works

8.1	As and from the date of this Deed, the Tenant consents to the Landlord and persons authorised by the Landlord entering on that part of the Premises which is not included as part of the New Premises for the purposes of carrying out testing and remediation works (Landlord’s Works).

8.2	The Landlord will carry out the Landlord’s Works at its sole risk and cost.

8.3	Subject to clause 8.4, the Landlord indemnifies and will keep indemnified the Tenant against all Claims which may arise in relation to any loss or damage suffered by the Tenant in connection with the Landlord carrying out the Landlord’s Works.
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8.4	The indemnity provided in clause 8.3 applies only in respect of and is limited to Claims arising at any time but with respect to activities carried on by the Landlord on that part of the Premises which is not included as part of the New Premises up to and including the Surrender Date.
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Executed as a deed and delivered on the date shown on the first page.
Executed by Multiplex Carole Park Landowner Pty
Limited in accordance with section 127 of the
Corporations Act 2001:

/s/ Alex Carrodus ~~Director~~/Company Secretary	/s/ Ian Robert O’Toole Director

Alex Carrodus Name of ~~Director~~/Company Secretary (BLOCK LETTERS)	Ian Robert O’Toole Name of Director (BLOCK LETTERS)

Signed for and on behalf of James Hardie Australia Pty Limited by its attorney Joanne Marchione under power of attorney registered number 707564405 dated 12 March 2004 in the presence of:	James Hardie Australia Pty Limited by its attorney /s/ Joanne Marchione

/s/ Bruce J. W. Potts Signature of witness

Bruce J. W. Potts Name of witness (BLOCK LETTERS)

Level 3, 22 Pitt Street, Sydney 2000 Address of witness

Signed for and on behalf of James Hardie Industries N.V. by its attorney Joanne Marchione under power of attorney registered number 707564412 dated 12 March 2004 in the presence of:	James Hardie Industries N.V. by its attorney /s/ Joanne Marchione

/s/ Bruce J. W. Potts Signature of witness

Bruce J. W. Potts Name of witness (BLOCK LETTERS)

Level 3, 22 Pitt Street, Sydney 2000 Address of witness
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